UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                FORM 8-K

                                 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)    September 13, 2005



                           BIOPHAN TECHNOLOGIES, INC.
                  --------------------------------------------
             (Exact name of registrant as specified in its charter)


            Nevada                 0-26057               82-0507874
-----------------------------   -------------            -----------
(State or other jurisdiction     (Commission           (I.R.S. Employer
      of incorporation)          File Number)         Identification No.)


      150 Lucius Gordon Drive,  Suite 215
            West Henrietta, New York                     14586
      ---------------------------------------          ---------
      (Address of principal executive offices)         (Zip code)



                             (585) 214-2441
                         -------------------------
                         (Registrant's telephone number)

Item 7.01 Regulation FD Disclosure

On September 13, 2005, we issued a press release announcing the signing of a Letter of Intent with MYOTECH, LLC to acquire the rights to MYOTECH'S cardiac assist device technology, to direct the development, regulatory approval and marketing of that technology and to acquire a minority interest in MYOTECH. The press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Number   Exhibit
------   -------

99.1 Press Release dated September 13, 2005: Biophan to Acquire Rights to Proprietary Cardiac Assist Device Technology Developed by
         MYOTECH, LLC.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 BIOPHAN TECHNOLOGIES, INC.
                                                 --------------------------
                                                        (Registrant)


Date    9/13/05                                  /S/ Robert J. Wood
    ----------------                             --------------------------
                                                        (Signature)

                                                 Robert J. Wood
                                                 CFO, Treasurer, Secretary
                                                 (Principal Financial Officer)